UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
____________________________
FORM 8-K
____________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 15, 2020
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Carrols Restaurant Group, Inc.
(Exact name of registrant as specified in its charter)
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Delaware	001-33174	83-3804854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

968 James Street Syracuse, New York		13203
(Address of principal executive office)		(Zip Code)

Registrant’s telephone number, including area code (315) 424-0513

N/A
(Former name or former address, if changed since last report.)
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Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	TAST	The NASDAQ Global Market

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.07.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

On June 15, 2020, Carrols Restaurant Group, Inc. (the “Company”) held its Annual Meeting of Stockholders (the “Annual Meeting”).
At the Annual Meeting, stockholders (i) re-elected Hannah S. Craven, Lawrence E. Hyatt and Alexander Sloane as Class II directors, to serve three year terms that expire at the Company's 2023 Annual Meeting of Stockholders or until their respective successors have been duly elected and qualified, (ii) voted to adopt, on an advisory basis, a resolution approving the compensation of the Company's Named Executive Officers as described in Proxy Statement under “Executive Compensation”, and (iii) voted to ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.
The results of voting for each proposal submitted to the stockholders are as follows:

Proposal 1. Election of Class II Directors, Hannah S. Craven, Lawrence E. Hyatt and Alexander Sloane.

Name	For	Against	Abstain	Broker Non-Vote
Hannah S. Craven	37,544,792	6,579,730	21,644	9,022,003
Lawrence E. Hyatt	41,063,389	3,061,365	21,412	9,022,003
Alexander Sloane	42,883,476	1,240,068	22,622	9,022,003
Proposal 2. Approval, on an advisory basis, of a resolution approving the compensation of the Company's Named Executive Officers as described in Proxy Statement under “Executive Compensation”.

For	Against	Abstain	Broker Non-Vote
42,929,010	1,199,150	18,006	9,022,003

Proposal 3. Ratification of the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the 2020 fiscal year.

For	Against	Abstain
51,751,749	1,219,950	196,470

Additionally, on June 15, 2020, the holders of all of the outstanding shares of the Company's Series B Convertible Preferred Stock voted to re-elect directors Christopher Finazzo and Matthew Dunnigan to the Company’s Board of Directors. Mr. Finazzo and Mr. Dunnigan each will serve as a Class B Director for a one year term that expires at the Company’s Annual Meeting of Stockholders to be held in 2021 or until their respective successors shall have been elected and shall qualify.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARROLS RESTAURANT GROUP, INC.

Date: June 19, 2020

By:	/s/ Markus Hartmann
Name:	Markus Hartmann
Title:	Vice President, General Counsel and Secretary